                                                                    EXHIBIT 99.3


                              LETTER OF TRANSMITTAL
                   12 1/4% SENIOR SUBORDINATED NOTES DUE 2010
                                       OF

                             FLOWSERVE FINANCE B.V.

                  PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF

            ALL OF ITS OLD 12 1/4% SENIOR SUBORDINATED NOTES DUE 2010
                 FOR 12 1/4% SENIOR SUBORDINATED NOTES DUE 2010


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., LONDON TIME (12:00 P.M., NEW YORK CITY TIME), ON NOVEMBER 28, 2000 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED BY FLOWSERVE FINANCE B.V. (THE, "COMPANY") IN ITS SOLE DISCRETION. TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., LONDON TIME (12:00 P.M., NEW YORK CITY TIME), ON THE EXPIRATION DATE.


TO:      THE BANK OF NEW YORK                      BANQUE INTERNATIONALE A LUXEMBOURG S.A.
         EXCHANGE AGENT                            LUXEMBOURG PAYING AGENT AND TRANSFER AGENT

         The Bank of New York                      Banque Internationale a Luxembourg S.A.
         Lower Ground Floor                        69 route d'Esch
         30 Cannon Street                          L-1470 Luxembourg
         London, EC4M 6XH                          Attn: Fiscal and Listing Agencies
         Attn:  Linda Read or Emma Wilkes          By Telephone: 352 4590 4232
         By Telephone:  011 44 207 964-7284        By Facsimile: 352 4590 4227
         or 011 44 207 964-7235
         By Facsimile:  011 44 207 964-6369
         or 011 44 207 964-7294

                  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                  All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Prospectus.

                                             DESCRIPTION OF OLD NOTES
                                             ------------------------
                                                                                       AGGREGATE PRINCIPAL AMOUNT
NAMES(S) AND ADDRESS(ES) OF HOLDER(S)               CERTIFICATE NUMBER(S)                       TENDERED
     (PLEASE FILL IN, IF BLANK)               (ATTACH SIGNED LIST IF NECESSARY)           (IF LESS THAN ALL)**
-------------------------------------         ---------------------------------        ---------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
------------------------------------------------------------------------------------------------------------------
*    Need not be completed by Holders tendering by book-entry transfer.
**   Need not be completed by Holders who wish to tender with respect to all
     Old Notes listed. See Instruction 2.

: CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY EUROCLEAR OR CLEARSTREAM BANKING, SOCIETE ANONYME TO THE EXCHANGE AGENT'S ACCOUNT AT EUROCLEAR OR CLEARSTREAM BANKING, SOCIETE ANONYME AND COMPLETE THE
      FOLLOWING:

        NAME OF TENDERING INSTITUTION:
                                           ------------------------------------

        EUROCLEAR OR CLEARSTREAM BANKING, SOCIETE ANONYME BOOK-ENTRY
        ACCOUNT:
                 --------------------------------------------------------------

        TRANSACTION CODE NO.:
                               ------------------------------------------------

      Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the applicable Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Terms of the Exchange Offer--Guaranteed Delivery Procedures."

: CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE APPLICABLE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      NAME(S) OF HOLDER(S) OF OLD NOTES:
                                         --------------------------------------

      WINDOW TICKET NO. (IF ANY):
                                  ---------------------------------------------

      DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
                                                          ---------------------

      NAME OF ELIGIBLE INSTITUTION THAT GUARANTEED DELIVERY:
                                                             ------------------

      EUROCLEAR OR CLEARSTREAM BANKING, SOCIETE ANONYME BOOK-ENTRY
      ACCOUNT NO.:
                   ------------------------------------------------------------

      IF DELIVERED BY BOOK-ENTRY TRANSFER:
                                           ------------------------------------

           NAME OF TENDERING INSTITUTION:
                                          -------------------------------------

           TRANSACTION CODE NO.:
                                -----------------------------------------------

: CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

           NAME:
                 --------------------------------------------------------------

           ADDRESS:
                    -----------------------------------------------------------

LADIES AND GENTLEMEN:

      Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Notes and the Exchange Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by Euroclear or Clearstream Banking, societe anonyme ("Clearstream, Luxembourg"), as the case may be, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

      The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes from its own account in exchange for Old Notes, the undersigned represents that such Old Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      The undersigned Holder represents that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (ii) neither the Holder of Old Notes nor any other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) if the Holder is not a broker-dealer, or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Old Notes, neither the Holder nor any such other person is engaged in or intends to participate in the distribution of such Exchange Notes and (iv) neither the Holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 of the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

      For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Old Notes are submitted for a greater principal amount than the holder desires to exchange, such unaccepted or non-exchanged Old Notes will be returned without expense to the tendering Holder thereof (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book--Entry Transfer Facility pursuant to the book-entry transfer procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Outstanding Euro Notes," such non-exchanged Notes will be credited to an account maintained with such Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

      The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Outstanding Euro Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

      Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by Euroclear or Clearstream, Luxembourg, by credit to the account at Euroclear or Clearstream, Luxembourg). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through Euroclear or Clearstream, Luxembourg. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

                                PLEASE SIGN HERE

        (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS
          OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in Euroclear or Clearstream, Luxembourg, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.

x                                                                 Date:
   -----------------------------------------------                       -----------------------------------
x                                                                 Date:
   -----------------------------------------------                       -----------------------------------
SIGNATURE(S) OF HOLDER(S) OR
      AUTHORIZED SIGNATORY

Name(s):                                                          Address:
          ----------------------------------------                          --------------------------------

              (PLEASE PRINT)                                               (INCLUDING ZIP CODE)

Capacity(ies):                                                    Area Code and Telephone No:

Social Security No.(s):

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                               SIGNATURE GUARANTEE
                           (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
   (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)


--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)


--------------------------------------------------------------------------------
                                 (PRINTED NAME)


--------------------------------------------------------------------------------
                                     (TITLE)

Date:

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

         To be completed ONLY if certificates for Old Notes in a principal amount not tendered are to be issued in the name of, or the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from, that shown in the box entitled "Description of Old Notes" within this Letter of Transmittal, or if Exchange Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at Euroclear or Clearstream, Luxembourg other than the account at Euroclear or Clearstream, Luxembourg indicated above.

Name:
       ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        -----------------------------------------------------------------------
                                 (PLEASE PRINT)

-------------------------------------------------------------------------------
                                    ZIP CODE


-------------------------------------------------------------------------------
                TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)



                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)


         To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for purchase or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Old Notes" within this Letter of Transmittal or to be credited to an account maintained at Euroclear or Clearstream, Luxembourg other than the account at Euroclear or Clearstream, Luxembourg indicated above.


Name:
       ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        -----------------------------------------------------------------------
                                 (PLEASE PRINT)

-------------------------------------------------------------------------------
                                    ZIP CODE


-------------------------------------------------------------------------------
                TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The certificates for the tendered Old Notes (or a confirmation of a book-entry into the Exchange Agent's account at Euroclear or Clearstream, Luxembourg or to an account at Euroclear or Clearstream, Luxembourg of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the applicable Exchange Agent at its address set forth herein prior to 5:00 P.M., London time (12:00 P.M., New York City time), on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the applicable Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent or Euroclear or Clearstream, Luxembourg. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through an Eligible Institution (as defined below) or pursuant to Euroclear's or Clearstream, Luxembourg's standard operating procedures; (ii) prior to the Expiration Date, (a) the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five Business Days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at EUROCLEAR OR CLEARSTREAM, LUXEMBOURG) and any of the required documents will be deposited by the Eligible Institution with the applicable Exchange Agent; or (b) Euroclear or Clearstream, Luxembourg shall have received an electronic transmission which transmission must contain the character by which the participant acknowledges its receipt of and agrees to be bound by the guaranteed delivery procedures set forth in the Prospectus; and
(iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at EUROCLEAR OR CLEARSTREAM, LUXEMBOURG or to Euroclear or Clearstream, Luxembourg), must be received by the applicable Exchange Agent within five Business Days after the Expiration Date, all as provided in the Prospectus under the caption "Terms of the Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the applicable Exchange Agent, Euroclear or Clearstream, Luxembourg receives the Notice of Guaranteed Delivery prior to 5:00 P.M., London time (12:00 P.M., New York City time), on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

2. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in authorized denominations of E.1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange of any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through Euroclear or Clearstream, Luxembourg, promptly after the Old Notes are accepted for exchange.

3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Note, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of Old Notes listed therein, such Old Notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the Old Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the Old Notes.

If this Letter of Transmittal (or copy hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal. Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in EUROCLEAR OR CLEARSTREAM, LUXEMBOURG, Euroclear or Clearstream, Luxembourg whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through Euroclear or Clearstream, Luxembourg, if different from the account maintained at Euroclear or Clearstream, Luxembourg indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

7. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

                            IMPORTANT TAX INFORMATION

The Holder is required to give the applicable Exchange Agent the social security number or employer identification number of the Holder of the Notes. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                        TO BE COMPLETED BY ALL TENDERING HOLDERS
--------------------------------------------------------------------------------------------------------------------
                                         PAYOR'S NAME: FLOWSERVE FINANCE B.V.
--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                               PART 1--PLEASE PROVIDE YOUR TIN IN           Social Security Number
FORM W-9                                 THE BOX AT RIGHT AND CERTIFY BY                       or
                                         SIGNING AND DATING BELOW                Employer Identification Number

                                                                                      --------------------
--------------------------------------------------------------------------------------------------------------------
                                         PART 2--Check the box if you are NOT
                                         subject to back-up withholding under
                                         the provisions of Section 3406(a)(1)(C)
                                         of the Internal Revenue Code because

DEPARTMENT OF THE TREASURY               (1)  you have not been notified that you are subject to back-up
INTERNAL REVENUE SERVICE                      withholding as a result of failure to report all interest or dividends,
PAYOR'S REQUEST FOR TAXPAYER             (2)  the Internal Revenue Service has notified you that you are no longer
IDENTIFICATION NUMBER (TIN)                   subject to back-up withholding or
                                         (3)  you are exempt.

                                         CERTIFICATE--UNDER PENALTY OF PERJURY, I CERTIFY THAT THE INFORMATION
                                         PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE
--------------------------------------------------------------------------------------------------------------------
                      Sign Here  *       SIGNATURE:                                          PART 3--

                                         DATE:                                     Check if Awaiting TIN 0
--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  IMPORTANT: HOLDERS MUST COMPLY WITH THE STANDARD PROCEDURES FOR ELECTRONIC TENDERS OF EUROCLEAR OR CLEARSTREAM, LUXEMBOURG, AS THE CASE MAY BE, ON OR PRIOR TO 5:00 P.M., LONDON TIME ON THE EXPIRATION DATE IN LIEU OF DELIVERING THIS LETTER OF TRANSMITTAL OR NOTICE OF GUARANTEED DELIVERY TO THE APPLICABLE EXCHANGE AGENT AS FURTHER DESCRIBED HEREIN.

                          (DO NOT WRITE IN SPACE BELOW)

        CERTIFICATE SURRENDERED                   OLD NOTES TENDERED                    OLD NOTES ACCEPTED
        -----------------------                   ------------------                    ------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Delivery Prepared by ___________       Checked by ________________              Date ________________

--------------------------------------------------------------------------------------------------------------------

TO:      THE BANK OF NEW YORK                                   BANQUE INTERNATIONALE A LUXEMBOURG S.A.
         EXCHANGE AGENT                                         LUXEMBOURG PAYING AGENT AND TRANSFER AGENT

         The Bank of New York                                   Banque Internationale a Luxembourg S.A.
         Lower Ground Floor                                     69 route d'Esch
         30 Cannon Street                                       L-1470 Luxembourg
         London, EC4M 6XH                                       Attn: Fiscal and Listing Agencies
         Attn:  Linda Read or Emma Wilkes                       By Telephone: 352 4590 4232
         By Telephone:  011 44 207 964-7284                     By Facsimile: 352 4590 4227
         or 011 44 207 964-7235
         By Facsimile:  011 44 207 964-6369
         or 011 44 207 964-7294

                  FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE PRINCIPAL EXCHANGE AGENT BY TELEPHONE AT 011 44 207 964-7284 OR 011 44 207 964-7235 OR BY FACSIMILE AT 011
44 207 964-6369 OR 011 44 207 964-7294.

                  ALL OLD NOTES MUST BE TENDERED BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF EUROCLEAR OR CLEARSTREAM, LUXEMBOURG. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO EUROCLEAR OR CLEARSTREAM, LUXEMBOURG, AS THE CASE MAY BE, PRIOR TO THE EXPIRATION DATE.

                              LETTER OF TRANSMITTAL
                   12 1/4% SENIOR SUBORDINATED NOTES DUE 2010

                              FLOWSERVE CORPORATION

                  PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF

        ALL OF ITS OUTSTANDING 12 1/4% SENIOR SUBORDINATED NOTES DUE 2010
                 FOR 12 1/4% SENIOR SUBORDINATED NOTES DUE 2010


THE EXCHANGE OFFER WILL EXPIRE AT 12:00 P.M., NEW YORK CITY TIME (5:00 P.M., LONDON TIME), ON NOVEMBER 28, 2000 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED. TENDERS OF OLD NOTES (THE "OLD NOTES") MAY BE WITHDRAWN AT ANY TIME PRIOR TO 12:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


By Registered Mail or Overnight Carrier:             By Hand Delivery:


        The Bank of New York                        The Bank of New York
       Reorganization Section                        101 Barclay Street
  101 Barclay Street, Floor 7 East              Corporate Trust Services Window
      New York, New York 10286                           Ground level
    Attention: Carolle Montreuil                   New York, New York 10286
                                                    Reorganization Section
                                                Attention: Carolle Montreuil
                                                By Telephone: (212) 638-0828
                                                By Facsimile: (212) 638-7375

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

                            DESCRIPTION OF OLD NOTES


                                                                                       AGGREGATE PRINCIPAL AMOUNT
NAMES(S) AND ADDRESS(ES) OF HOLDER(S)               CERTIFICATE NUMBER(S)                       TENDERED
     (PLEASE FILL IN, IF BLANK)               (ATTACH SIGNED LIST IF NECESSARY)           (IF LESS THAN ALL)**
-------------------------------------         ---------------------------------        ---------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
------------------------------------------------------------------------------------------------------------------
*    Need not be completed by Holders tendering by book-entry transfer.

** Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 2.


: CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

      NAME OF TENDERING INSTITUTION:
                                    --------------------------------------------
      DTC BOOK-ENTRY ACCOUNT:
                             ---------------------------------------------------
      TRANSACTION CODE NO.:
                           -----------------------------------------------------

      Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures."

: CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      NAME(S) OF HOLDER(S) OF OLD NOTES:
                                        ----------------------------------------
      WINDOW TICKET NO. (IF ANY):
                                 -----------------------------------------------
      DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
                                                         -----------------------
      NAME OF ELIGIBLE INSTITUTION THAT GUARANTEED DELIVERY:
                                                            --------------------
      IF DELIVERED BY BOOK-ENTRY TRANSFER:
                                          --------------------------------------
            NAME OF TENDERING INSTITUTION:
                                          --------------------------------------
            DTC  BOOK-ENTRY ACCOUNT NO.:
                                        ----------------------------------------
            TRANSACTION CODE NO.:
                                 -----------------------------------------------

: CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

            NAME:
                 ---------------------------------------------------------------
            ADDRESS:
                    ------------------------------------------------------------

LADIES AND GENTLEMEN:

      Subject to the terms of the Exchange Offer, the undersigned hereby tenders to Flowserve Corporation (the "Company") the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Notes and the Exchange Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by DTC, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

      The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes from its own account in exchange for Old Notes, the undersigned represents that such Old Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      The undersigned Holder represents that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (ii) neither the Holder of Old Notes nor any other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) if the Holder is not a broker-dealer, or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Old Notes, neither the Holder nor any such other person is engaged in or intends to participate in the distribution of such Exchange Notes and (iv) neither the Holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 of the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

      For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent and complied with the applicable provisions of the Exchange and Registration Rights Agreement. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Old Notes are submitted for a greater principal amount than the holder desires to exchange, such unaccepted or non-exchanged Old Notes will be returned (except as noted below with respect to tenders through DTC) without expense to, to the undersigned at the address shown below or at such different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the expiration or termination of the Exchange Offer.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

      The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

      Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

                                PLEASE SIGN HERE

        (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS
          OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein. If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.

x                                        Date:
 --------------------------------------       ----------------------------------
x                                        Date:
 --------------------------------------       ----------------------------------
     Signature(s) of Holder(s) or
        Authorized Signatory

Name(s):                                 Address:
        -------------------------------          -------------------------------
                  (Please Print)                     (Including Zip Code)

Capacity(ies):                           Area Code and Telephone No:
              -------------------------                             ------------
Social Security No(s).:
                       ----------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                               SIGNATURE GUARANTEE
                           (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION



--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
               (Address (including zip code) and Telephone Number
                         (including area code) of Firm)


--------------------------------------------------------------------------------
                             (Authorized Signature)


--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                     (Title)

Date:
     ---------------

--------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

     To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from, that shown in the box entitled "Description of Old Notes" within this Letter of Transmittal, or if Exchange Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at DTC other than the account at DTC indicated above.

   Name:
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:
           ---------------------------------------------------------------------
                                 (PLEASE PRINT)

   -----------------------------------------------------------------------------
                                    ZIP CODE

   DTC Account:
               -----------------------------------------------------------------

                TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

     To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Old Notes" within this Letter of Transmittal or to be credited to an account maintained at DTC other than the account at DTC indicated above.
   Name:
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:
           ---------------------------------------------------------------------
                                 (PLEASE PRINT)

   -----------------------------------------------------------------------------
                                    ZIP CODE

   DTC Account:
               -----------------------------------------------------------------

                TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The certificates for the tendered Old Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, unless an agent's message is transmitted in lieu thereof, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 12:00 P.M., New York City time (5:00 P.M., London time), on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), unless an agent's message is transmitted in lieu thereof, setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five Business Days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC, must be received by the Exchange Agent within five Business Days after the Expiration Date, all as provided in the Prospectus under the caption "Terms of the Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 12:00 P.M., New York City time, on the Expiration Date.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         2. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in authorized denominations of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered in denominations of $1,000 and integral multiples of $1,000 in excess thereof and a certificate or certificates representing Exchange Notes issued in exchange of any Old Notes in denominations of $1,000 and integral multiples of $1,000 in excess thereof accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

         3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of Old Notes listed therein, such Old Notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the Old Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the Old Notes.

         If this Letter of Transmittal (or copy hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

         6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

         7. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

         8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

                            IMPORTANT TAX INFORMATION

The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                        TO BE COMPLETED BY ALL TENDERING HOLDERS
--------------------------------------------------------------------------------------------------------------------
                                         PAYOR'S NAME: FLOWSERVE FINANCE B.V.
--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                               PART 1--PLEASE PROVIDE YOUR TIN IN           Social Security Number
FORM W-9                                 THE BOX AT RIGHT AND CERTIFY BY                       or
                                         SIGNING AND DATING BELOW                Employer Identification Number

                                                                                      --------------------
--------------------------------------------------------------------------------------------------------------------
                                         PART 2--Check the box if you are NOT
                                         subject to back-up withholding under
                                         the provisions of Section 3406(a)(1)(C)
                                         of the Internal Revenue Code because

DEPARTMENT OF THE TREASURY               (1)  you have not been notified that you are subject to back-up
INTERNAL REVENUE SERVICE                      withholding as a result of failure to report all interest or dividends,
PAYOR'S REQUEST FOR TAXPAYER             (2)  the Internal Revenue Service has notified you that you are no longer
IDENTIFICATION NUMBER (TIN)                   subject to back-up withholding or
                                         (3)  you are exempt.

                                         CERTIFICATE--UNDER PENALTY OF PERJURY, I CERTIFY THAT THE INFORMATION
                                         PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE
--------------------------------------------------------------------------------------------------------------------
                      Sign Here  *       SIGNATURE:                                          PART 3--

                                         DATE:                                     Check if Awaiting TIN 0
--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  IMPORTANT: HOLDERS MUST COMPLY WITH THE STANDARD PROCEDURES FOR ELECTRONIC TENDERS OF EUROCLEAR OR CLEARSTREAM, LUXEMBOURG, AS THE CASE MAY BE, ON OR PRIOR TO 5:00 P.M., LONDON TIME ON THE EXPIRATION DATE IN LIEU OF DELIVERING THIS LETTER OF TRANSMITTAL OR NOTICE OF GUARANTEED DELIVERY TO THE APPLICABLE EXCHANGE AGENT AS FURTHER DESCRIBED HEREIN.

                          (DO NOT WRITE IN SPACE BELOW)

        CERTIFICATE SURRENDERED                   OLD NOTES TENDERED                    OLD NOTES ACCEPTED
        -----------------------                   ------------------                    ------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Delivery Prepared by ___________       Checked by ________________              Date ________________

--------------------------------------------------------------------------------------------------------------------


                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              The Bank of New York
                                 Exchange Agent
                               101 Barclay Street
                               New York, NY 10286
                             Telephone: 212-815-6331
                             Facsimile: 212-815-6339
                          Attention: Carolle Montreuil


FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE 212-638-0828, OR BY FACSIMILE AT 212-638-7375.